Supplement to the Current Prospectus

MFS® Diversified Income Fund

Effective immediately, in the section “How to Purchase Shares” under the main heading “How to Purchase, Redeem, and Exchange Shares,” the first paragraph of the sub-section entitled “Class A and Class C Shares” is restated in its entirety as follows:

Class A and Class C Shares.  With respect to Class A and Class C shares, you can establish an account by having your financial intermediary process your purchase. The minimum initial investment is generally $1,000, except for: certain asset-based fee programs and automatic investment plans, for which there is no minimum initial investment; Traditional and Roth IRAs, for which the minimum initial investment is generally $250; and employer-sponsored retirement plans, for which the minimum initial investment is generally $25. MFSC waives or lowers the initial investment minimum for certain types of investors and investments.

Effective immediately, in the section “How to Purchase Shares” under the main heading “How to Purchase, Redeem, and Exchange Shares,” the fourth paragraph of the sub-section entitled “Class A and Class C Shares” is restated in its entirety as follows:

You may have your financial intermediary process your subsequent purchases or you may contact MFS directly. Generally, there is no minimum for subsequent investments, except there is generally a $50 minimum for subsequent investments by check, non-systematic written exchange requests, and via MFSC telephone representatives.

Effective immediately, the first paragraph of the section entitled “How to Redeem Shares” under the main heading “How to Purchase, Redeem, and Exchange Shares” is restated in its entirety as follows:

How to Redeem Shares

Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form (and accepted by MFSC with respect to telephone redemptions), minus any applicable CDSC. Your financial intermediary is responsible for transmitting your redemption order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of redemption; contact MFSC if you have questions about your particular circumstances. A redemption order in an amount less than or equal to the value of your account (other than an exchange) is considered to be in proper form only with respect to shares in your account for which payment has been received and collected. A new redemption order must be submitted if you wish to redeem your shares for which payment had not been received and collected at the time the prior redemption order was received by the fund. Receiving and collecting payment can take up to seven business days after a purchase. In certain circumstances, you will need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required for a redemption order for up to $100,000 that is signed by all owners or fiduciaries identified in the account registration, paid as registered, and mailed to the address of record.

Effective immediately, in the section “How to Exchange Shares” under the main heading “How To Purchase, Redeem, and Exchange Shares” the sub-section entitled “Exchange Privilege” is restated in its entirety as follows:

Exchange Privilege. You can exchange your shares for shares of the same class of most other MFS funds by having your financial intermediary process your exchange request or by contacting MFSC directly.

You can exchange your Class A shares and your Class I shares for shares of the MFS Money Market Fund or the MFS Government Money Market Fund, if available, according to the terms of such fund’s prospectus.

The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients (“group exchange orders”). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds’ agents will generally reject any group exchange order received by the funds or their agents after 1 p.m., Eastern time. In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.

Other funds may have different exchange restrictions. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies, and risks before making any exchange. The exchange privilege may be changed or discontinued at any time, and all exchanges are subject to certain limitations and MFS funds’ policies concerning excessive trading practices, which are designed to protect the funds and their shareholders from the harmful effects of frequent trading.

The date of this supplement is January 1, 2010.